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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 27, 2001


                               AT HOME CORPORATION
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           (Exact name of the Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



        000-22697                                             77-0408542
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       (Commission                                         (IRS Employer
       File Number)                                       Identification No.)


       450 Broadway Street, Redwood City, CA                    94063
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     (Address of principal executive offices)                (Zip code)


                                 (650) 556-5000
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                       (The Registrant's telephone number)


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          (Former name or former address, if changed since last report)






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ITEM 5:  OTHER EVENTS.

     On August 27, 2001, Excite@Home announced that it had received a written notice from two of the holders of its Convertible Notes demanding payment of $50 million of those notes on or before Friday, August 31, 2001. A copy of the press release is filed as Exhibit 99.01 to this report and is incorporated into this report by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.
              --------

              Exhibit No.      Description of Exhibit

                 99.01         Press Release issued by Excite@Home dated
                               August 27, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 28, 2001                 AT HOME CORPORATION


                                       By: /s/ DAN BRUSH
                                          --------------------------------------
                                          Dan Brush
                                          Vice President and Acting General
                                          Counsel

                                      -2-



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                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibit
-----------    ----------------------

  99.01        Press Release issued by Excite@Home dated August 27, 2001.